Exhibit 99.1

   UnionBanCal Reports 13% Increase in Second Quarter Operating EPS

    SAN FRANCISCO--(BUSINESS WIRE)--July 20, 2005--UnionBanCal Corporation (NYSE:UB) today reported second quarter 2005 net income of $187 million, or $1.27 per diluted common share. The Company reported net income of $231 million, or $1.54 per diluted common share, in the second quarter of 2004, including non-recurring after-tax gains of $58 million, or $0.38 per diluted common share, on the sale of its merchant card portfolio and $5 million, or $0.04 per diluted common share, on the sale of real property. On an operating earnings basis (which excludes the non-recurring gains in second quarter 2004), second quarter 2005 earnings increased 11.0 percent and earnings per diluted common share increased 13.4 percent.
    For the first half of 2005, net income was $369 million, up 13.2 percent from operating earnings of $326 million in the first half of 2004. First half earnings per diluted common share were $2.49, up 14.8 percent over operating earnings per diluted common share of $2.17 in the same period last year. Operating earnings for first half 2004 excluded the previously referenced non-recurring gains recorded in second quarter 2004.
    "I am pleased with the financial performance of our Company during the second quarter," stated Takashi Morimura, President and Chief Executive Officer. "The Company produced organic loan growth of approximately 15 percent and organic noninterest bearing deposit growth of approximately 5 percent over second quarter last year. The ongoing strength of our deposit-generating businesses is best reflected in our ratio of average noninterest bearing deposits to average total deposits of 47.5 percent and our average annualized all-in cost of funds of 0.90 percent, for second quarter 2005. Credit quality improved further, with our third consecutive quarter of net recoveries and a 63 percent decline in nonperforming assets from a year earlier. Once again, the combination of net recoveries and improvement in overall credit quality resulted in a negative provision for credit losses for the quarter.
    "We continued to return excess capital to our shareholders by repurchasing $89 million of our common shares in the open market during second quarter, and by increasing our common stock dividend rate 14 percent, to $0.41 per quarter," concluded Morimura.
    Chief Operating Officer Philip Flynn added, "I am particularly pleased with the continued strong growth in all major components of our loan portfolio. Net interest income improved significantly in the second quarter, reflecting good growth in loan and deposit volumes, as well as the inherent asset-sensitivity of our balance sheet and our effective management of deposit pricing."

    Second Quarter Total Revenue

    For second quarter 2005, total revenue (taxable-equivalent net interest income plus noninterest income) was $686 million, an increase of $56 million, or 8.9 percent, compared with total revenue on an operating basis of $630 million in second quarter 2004 (which excluded $102 million in non-recurring gains). Net interest income increased
16.0 percent, and noninterest income on an operating basis decreased
3.5 percent. Compared with first quarter 2005, total revenue increased
3.3 percent, with net interest income increasing 5.2 percent, and noninterest income flat.

    Second Quarter Net Interest Income (Taxable-equivalent)

    Net interest income was $465 million in second quarter 2005, up $64 million, or 16.0 percent, from the same quarter a year ago. Strong growth in earning assets and deposits, the positive effects of the rising short-term interest rate environment, and higher interest recoveries accounted for the growth.
    Average earning assets increased $4.1 billion, or 10.2 percent, primarily due to a $5.4 billion, or 20.1 percent, increase in average loans, partially offset by a $0.7 billion, or 6.2 percent, decrease in average securities. Average residential mortgages increased $2.6 billion, or 33.1 percent; average commercial loans increased $1.3 billion, or 14.0 percent; and average commercial mortgages increased $1.1 billion, or 25.8 percent, primarily due to the Jackson Federal acquisition, which closed October 28, 2004. Excluding the Jackson Federal acquisition, average loans increased approximately 15.5 percent.
    Compared to second quarter 2004, average noninterest bearing deposits increased $1.0 billion, or 5.6 percent. Excluding the Jackson Federal acquisition, average noninterest bearing deposits increased approximately 5.1 percent. Average title and escrow deposits declined $187 million. Average noninterest bearing deposits represented 47.5 percent of average total deposits in second quarter. The annualized average all-in cost of funds was 0.90 percent, reflecting the Company's strong average deposit-to-loan ratio of 126.4 percent and the high proportion of noninterest bearing deposits to total deposits.
    The average yield on earning assets of $44.5 billion was 5.07 percent, up 67 basis points over second quarter last year, with the average loan yield increasing 70 basis points. The average rate on interest bearing liabilities of $24.7 billion was 1.60 percent, up 82 basis points, reflecting higher short-term interest rates compared with second quarter 2004. Average interest bearing deposits were $21.4 billion and the weighted average rate was 1.37 percent. Interest recoveries were approximately $7 million higher than prior year. The net interest margin in second quarter 2005 was 4.18 percent, compared with 3.98 percent in second quarter 2004.
    On a sequential quarter basis, net interest income increased $23 million, or 5.2 percent. Average earning assets increased $1.0 billion, or 2.4 percent, primarily due to an increase in average loans of $0.9 billion. Average residential mortgages increased $460 million, or 4.7 percent, and average commercial loans increased $243 million, or 2.4 percent. Average noninterest bearing deposits increased $639 million, or 3.4 percent, primarily due to a $490 million increase in title and escrow deposits. The average yield on earning assets increased 22 basis points and the average rate on interest bearing liabilities increased 24 basis points, reflecting rising short-term interest rates. The net interest margin improved 9 basis points to
4.18 percent.

    Second Quarter Noninterest Income

    In second quarter 2005, noninterest income was $221 million, down $8 million, or 3.5 percent, from noninterest income on an operating basis of $229 million for the same quarter a year ago (which excluded a $93 million gain on the sale of the Company's merchant card portfolio, and a $9 million gain on the sale of real property). Service charges on deposit accounts decreased $9 million, or 10.3 percent, primarily due to lower account analysis fees, stemming from an increase in the earnings credit rate on deposit balances. Trust and investment management fees increased $5 million, or 13.1 percent, primarily due to the August 1, 2004, acquisition of TruSource (formerly CNA Trust), and an increase in trust assets. Merchant banking fees increased $10 million, primarily due to a higher volume of syndications completed. Card processing fees, net, decreased $9 million, primarily due to the May 31, 2004, sale of the Company's merchant card portfolio. Securities gains (losses), net, reflected a $13 million loss on the sale of $475 million of U.S. Government Agency securities in second quarter 2005, with the proceeds deployed into higher-yielding earning assets.
    Compared with first quarter 2005, second quarter 2005 noninterest income was flat. Service charges on deposit accounts were essentially unchanged, with a decrease in account analysis fees, stemming from an increase in the earnings credit rate on deposit balances, offset by two more processing days in the quarter. Insurance commissions decreased $2.7 million, or 12.2 percent, reflecting normal seasonal factors.

    Second Quarter Noninterest Expense

    Noninterest expense for second quarter 2005 was $409 million, an increase of $33 million, or 8.7 percent, over second quarter 2004. Salaries and employee benefits expense increased $24 million, or 11.1 percent, primarily due to higher employee count associated with acquisitions, annual merit increases, higher performance-related incentive expense, higher restricted stock expense, and higher pension expense. Outside services expense increased $10 million, or 57.0 percent, primarily due to higher vendor billings related to title and escrow balances, stemming from the higher earnings credit rate in second quarter 2005. Professional services expense increased $10 million, or 101.0 percent, primarily due to higher compliance-related expense. Intangible asset amortization expense was $5 million, an increase of $0.5 million compared with prior year. The provision for off-balance sheet commitments was negative $4.0 million in second quarter 2005. The Company began recording separate provisions for on-balance sheet and off-balance sheet credit obligations in first quarter 2005. The provision for off-balance sheet commitments is required to be classified in noninterest expense.
    Compared with first quarter 2005, noninterest expense increased $2 million, or 0.4 percent.

    Income Tax Expense

    The effective tax rate for second quarter 2005 was 34.8 percent, compared with an effective tax rate of 35.9 percent on an operating basis for second quarter 2004 and an effective tax rate of 31.1 percent for first quarter 2005. First quarter 2005 income tax expense included a credit adjustment of $10 million, or 7 cents per common share, to reflect a reduction in reserves for estimated amounts owed to the Internal Revenue Service with respect to the tax treatment of certain leasing transactions. Excluding this credit adjustment, the effective tax rate for first quarter 2005 was 34.9 percent.

    Year-To-Date Results

    Total revenue was $1.4 billion in the first six months of 2005, an increase of $108 million, or 8.7 percent, compared with total revenue on an operating basis of $1.3 billion in the same period of 2004 (which excluded $102 million in non-recurring gains). Net interest income increased 13.1 percent, and noninterest income on an operating basis increased 0.8 percent.
    Net interest income was $907 million in the first half of 2005, a $105 million, or 13.1 percent, increase from prior year, primarily due to the positive effects of the higher interest rate environment in 2005, and higher volumes of earning assets and noninterest bearing deposits. Compared with prior year, net interest margin increased 7 basis points, to 4.14 percent.
    Noninterest income in the first half of 2005 was $444 million, an increase of $3 million, or 0.8 percent, over noninterest income on an operating basis of $441 million for the same period in 2004 (which excluded a $93 million gain on the sale of the Company's merchant card portfolio, and a $9 million gain on the sale of real property). Service charges on deposit accounts decreased $10 million, or 5.8 percent, primarily due to lower account analysis fees stemming from the higher earnings credit rate in the first half of 2005. Trust and investment management fees increased $11 million, or 15.1 percent, primarily due to the August 1, 2004, acquisition of TruSource (formerly CNA Trust), and increased trust assets. Merchant banking fees increased $9 million, or 60.6 percent, primarily due to a higher number of syndications completed in the first six months of 2005. Card processing fees, net, decreased $12 million primarily due to the May 31, 2004, sale of the Company's merchant card portfolio. Securities gains (losses), net, reflected a $13 million loss on the sale of U.S. Government Agency securities in 2005. Net gains on private equity investments increased $6 million in the first half of 2005.
    For the first half of 2005, noninterest expense increased $67 million, or 9.0 percent, over the first half of 2004. Salaries and employee benefits expense increased $44 million, or 10.1 percent, primarily due to higher employee count associated with acquisitions, merit increases, higher performance-related incentive expense and higher pension expense. Outside services expense increased $15 million, or 45.3 percent, primarily due to higher vendor billings related to title and escrow balances, stemming from the higher earnings credit rate in the first half of 2005. Professional services expense increased $13 million, or 59.3 percent, primarily due to higher compliance-related expense. Intangible asset amortization expense was $10 million, reflecting a $1.3 million increase compared with prior year, due to acquisitions.

    Credit Quality

    Nonperforming assets at June 30, 2005, were $69 million, or 0.13 percent of total assets. This compares with $107 million, or 0.22 percent of total assets at March 31, 2005, and $184 million, or 0.40 percent of total assets, at June 30, 2004. Nonperforming assets declined 63 percent between June 30, 2004, and June 30, 2005.
    In second quarter 2005, the total provision for credit losses was negative $15 million, compared with negative $5 million in first quarter 2005, and negative $10 million in second quarter 2004. The total provision for credit losses in second quarter 2005 consisted of a provision for loan losses of negative $11 million and a provision for off-balance sheet commitments of negative $4 million, which is classified in noninterest expense. For the third consecutive quarter, the Company realized net loan recoveries. In second quarter 2005, net loan recoveries were $2 million, compared with net loan recoveries of $5 million in first quarter 2005. In second quarter 2004, net charge-offs were $10 million.
    At June 30, 2005, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 1.47 percent and
721.1 percent, respectively. These ratios were 1.56 percent and 480.5 percent, respectively, at March 31, 2005, and 1.82 percent and 281.6 percent, respectively, at June 30, 2004.

    Balance Sheet and Capital Ratios

    At June 30, 2005, the Company had total assets of $51.2 billion. Total loans were $32.5 billion and total deposits were $42.7 billion, resulting in a period-end deposit-to-loan ratio of 131.5 percent. At period-end, total stockholders' equity was $4.3 billion, the tangible equity ratio was 7.41 percent, and the ratio of tangible common equity to risk-weighted assets was 8.74 percent. Book value per share at June 30, 2005, was $29.51, up 9.4 percent from a year earlier. The Company's Tier I and total risk-based capital ratios at period-end were 8.88 percent and 11.01 percent, respectively.

    Stock Repurchases

    During second quarter 2005, the Company repurchased approximately
1.4 million shares of common stock at a total cost of $89 million, or $62.78 per repurchased share. For the first six months of 2005, the Company repurchased 5.5 million shares of common stock at a total cost of $329 million, or $59.41 per repurchased share. At June 30, 2005, the Company was authorized by its Board of Directors to repurchase an additional $162 million of common stock.
    Common shares outstanding at June 30, 2005, were 144.2 million, a decrease of 3.6 million shares, or 2.5 percent, from one year earlier, primarily reflecting shares repurchased, net of shares issued in acquisitions.

    Third Quarter and Full Year 2005 Earnings Per Share Forecast

    The Company currently estimates that fully diluted earnings per share will be in the range of $1.23 to $1.28 for third quarter 2005, and $5.00 to $5.10 for full year 2005. These estimates assume a total provision for credit losses of approximately negative $10 million in third quarter 2005, and a total provision for credit losses of approximately negative $35 million for full year 2005.

    Forward-Looking Statements

    The following appears in accordance with the Private Securities Litigation Reform Act. This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "target," "anticipate," "intend," "plan," "estimate," "potential," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." They may also consist of annualized amounts based on historical interim period results. Forward-looking statements in this press release include those related to earnings guidance.

    There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company's forward-looking statements. Many of these factors are beyond the Company's ability to control or predict and could have a material adverse effect on the Company's stock price, financial condition, and results of operations or prospects. Such risks and uncertainties include, but are not limited to, adverse economic and fiscal conditions in California, including the continuing financial difficulties of the California state government; global political and general economic conditions related to the war on terrorism and other hostilities; fluctuations in interest rates; the controlling interest in UnionBanCal Corporation of The Bank of Tokyo-Mitsubishi, Ltd., which is a wholly-owned subsidiary of Mitsubishi Tokyo Financial Group, Inc.; competition in the banking and financial services industries; adverse effects of current and future banking laws, rules and regulations and their enforcement, or governmental fiscal or monetary policies; declines or disruptions in the stock or bond markets which may adversely affect the Company or the Company's borrowers or other customers; changes in accounting practices or requirements; risks associated with various strategies the Company may pursue, including potential acquisitions, divestitures and restructurings.

    A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling
(415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

    Conference Call and Webcast

    The Company will conduct a conference call to review second quarter results at 8:30 AM Pacific Time (11:30 AM Eastern Time) on July 21, 2005. Interested parties calling from locations within the United States should call 877-260-8899 (612-332-0228 from outside the United States) 10 minutes prior to the beginning of the conference.
    A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the Web site within 24 hours after the conclusion of the call, and will remain on the website for a period of one year.
    A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 p.m. Pacific Time (3:00 p.m. Eastern Time), July 21, through 11:59 p.m. Pacific Time, July 28 (2:59 a.m. Eastern Time, July 29). The reservation number for this playback is 786168.
    Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $51.2 billion at June 30, 2005. Its primary subsidiary, Union Bank of California, N.A., had 318 banking offices in California, Oregon and Washington, and 21 international facilities, at June 30, 2005.


                               Exhibit 1

               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)


On a Reported Earnings Basis:
----------------------------
                       As of and for the            Percent Change to
(Dollars in            Three Months Ended           June 30, 2005 from
 thousands,      -------------------------------    ------------------
 except per       June 30,   March 31,   June 30,   June 30, March 31,
 share data)       2004        2005        2005       2004      2005
--------------    --------   ---------   ---------  --------- --------
Results of
 operations:

Net interest
 income (1)      $400,661     $441,854     $464,874    16.03%    5.21%
Noninterest
 income           331,010      222,761      221,350  (33.13%)  (0.63%)
              ------------ ------------ ------------
Total revenue     731,671      664,615      686,224   (6.21%)    3.25%
Noninterest
 expense (2)      376,402      407,467      409,190     8.71%    0.42%
Reversal of
 allowance
 for loan
 losses           (10,000)      (8,000)     (11,000)   10.00%   37.50%
              ------------ ------------ ------------
Income before
 income taxes (1) 365,269      265,148      288,034  (21.14%)    8.63%
Taxable-
 equivalent
 adjustment           803        1,055        1,018    26.77%  (3.51%)
Income tax
 expense          133,369       82,116       99,834  (25.14%)   21.58%
              ------------ ------------ ------------
Net income       $231,097     $181,977     $187,182  (19.00%)    2.86%
              ============ ============ ============

Per common
 share:
Net income-
 basic              $1.56        $1.24        $1.29  (17.31%)    4.03%
Net income-
 diluted             1.54         1.21         1.27  (17.53%)    4.96%
Dividends (3)        0.36         0.36         0.41    13.89%   13.89%
Book value
 (end of
 period)            26.98        28.41        29.51     9.38%    3.87%
Common shares
 outstanding
 (end of
 period)      147,845,160  144,575,615  144,205,458   (2.46%)  (0.26%)
Weighted
 average
 common shares
 outstanding -
 basic        147,687,350  146,997,649  144,547,697   (2.13%)  (1.67%)
Weighted
 average
 common shares
 outstanding -
 diluted      150,183,938  149,915,503  147,222,390   (1.97%)  (1.80%)

Balance sheet
 (end of
 period):
Total assets  $46,295,831  $49,432,871  $51,178,058    10.55%    3.53%
Total loans    27,594,271   31,365,540   32,498,221    17.77%    3.61%
Nonaccrual
 loans            178,062      101,904       66,063  (62.90%) (35.17%)
Nonperforming
 assets           183,913      107,136       68,945  (62.51%) (35.65%)
Total
 deposits      39,367,911   41,711,266   42,730,027     8.54%    2.44%
Junior
 subordinated
 debt              16,017       15,677       15,564   (2.83%)  (0.72%)
Medium and
 long-term
 debt             800,988      803,233      821,664     2.58%    2.29%
Stockholders'
 equity         3,988,676    4,107,223    4,254,991     6.68%    3.60%

Balance sheet
 (period
 average):
Total assets  $44,611,351  $48,277,725  $49,465,234    10.88%    2.46%
Total loans    26,838,622   31,302,779   32,223,991    20.07%    2.94%
Earning
 assets        40,351,016   43,461,399   44,482,833    10.24%    2.35%
Total
 deposits      37,810,048   39,668,832   40,723,333     7.71%    2.66%
Stockholders'
 equity         3,933,788    4,208,650    4,145,150     5.37%  (1.51%)

Financial
 ratios:
Return on
 average
 assets (4)          2.08%        1.53%        1.52%
Return on
 average
 stock-
 holders'
 equity (4)         23.63%       17.54%       18.11%
Efficiency
 ratio (5)          51.44%       60.80%       60.59%
Net interest
 margin (1)          3.98%        4.09%        4.18%
Dividend
 payout ratio       23.08%       29.03%       31.78%
Tangible
 equity ratio        7.88%        7.36%        7.41%
Tier 1 risk-
 based
 capital
 ratio (6)          10.46%        9.06%        8.88%
Total risk-
 based
 capital
 ratio (6)          13.07%       11.41%       11.01%
Leverage
 ratio (6)           8.36%        7.79%        7.77%
Allowance for
 credit losses
 to total
 loans (7)           1.82%        1.56%        1.47%
Allowance for
 credit losses
 to nonaccrual
 loans (7)         281.60%      480.46%      721.05%
Net loans
 charged off
 (recovered)
 to average
 total loans
 (4)                 0.15%      (0.07%)      (0.02%)
Nonperforming
 assets to
 total loans,
 foreclosed
 assets, and
 distressed
 loans held
 for sale            0.67%        0.34%        0.21%
Nonperforming
 assets to
 total assets        0.40%        0.22%        0.13%

On an Operating Earnings Basis:
-------------------------------
Selected financial data on an operating earnings basis
 (see bottom of exhibit 5 for non-recurring items):

Operating
 earnings per
 common share
 (basic)            $1.14        $1.24        $1.29
Operating
 earnings per
 common share
 (diluted)          $1.12        $1.21        $1.27
Operating
 return on
 average
 assets (3)          1.52%        1.53%        1.52%
Operating
 return on
 average
 stockholders'
 equity (3)         17.24%       17.54%       18.11%
Operating
 efficiency
 ratio (4)          59.73%       60.80%       60.59%
Operating
 dividend
 payout ratio       31.58%       29.03%       31.78%

----------------------------------------

(1) Taxable-equivalent basis.

(2) Included in noninterest expense at March 31, 2005 and June 30, 2005 was a $3 million provision for and a $4 million reversal of losses on off-balance sheet commitments, respectively.

(3) Dividends per share reflect dividends declared on UnionBanCal
    Corporation's common stock outstanding as of the declaration date.

(4) Annualized.

(5) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income) and the (reversal of) provision for losses on off-balance sheet commitments, as a percentage of net interest income (taxable-equivalent basis) and noninterest income.

(6) Estimated as of June 30, 2005.

(7) The allowance for credit losses ratios include the allowance for loan losses and losses on off-balance sheet commitments.

 nm = not meaningful


                               Exhibit 2

               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)


                                                              Percent
                                                             Change to
On a Reported Earnings Basis:       As of and for the Six     June 30,
                                          Months Ended       2005 from
--------------------------------- --------------------------- --------
(Dollars in thousands, except per    June 30,      June 30,   June 30,
 share data)                           2004          2005       2004
---------------------------------  ------------  ------------ --------
Results of operations:
Net interest income (1)           $    801,884  $    906,728    13.07%
Noninterest income                     542,215       444,111  (18.09%)
                                  ------------- -------------
Total revenue                        1,344,099     1,350,839     0.50%
Noninterest expense (2)                749,508       816,657     8.96%
Reversal of allowance for loan
 losses                                (15,000)      (19,000)   26.67%
                                  ------------- -------------
Income before income taxes (1)         609,591       553,182   (9.25%)
Taxable-equivalent adjustment            1,605         2,073    29.16%
Income tax expense                     219,402       181,950  (17.07%)
                                  ------------- -------------
Net income                        $    388,584  $    369,159   (5.00%)
                                  ============= =============

Per common share:
Net income-basic                  $       2.63  $       2.53   (3.80%)
Net income-diluted                        2.59          2.49   (3.86%)
Dividends (3)                             0.67          0.77    14.93%
Book value (end of period)               26.98         29.51     9.38%
Common shares outstanding (end of
 period)                           147,845,160   144,205,458   (2.46%)
Weighted average common shares
 outstanding - basic               147,543,824   145,765,905   (1.21%)
Weighted average common shares
 outstanding - diluted             149,991,567   148,412,390   (1.05%)

Balance sheet (end of period):
Total assets                      $ 46,295,831  $ 51,178,058    10.55%
Total loans                         27,594,271    32,498,221    17.77%
Nonaccrual loans                       178,062        66,063  (62.90%)
Nonperforming assets                   183,913        68,945  (62.51%)
Total deposits                      39,367,911    42,730,027     8.54%
Junior subordinated debt                16,017        15,564   (2.83%)
Trust preferred securities             800,988       821,664     2.58%
Stockholders' equity                 3,988,676     4,254,991     6.68%

Balance sheet (period average):
Total assets                      $ 43,831,266  $ 48,874,761    11.51%
Total loans                         26,490,239    31,765,930    19.92%
Earning assets                      39,613,622    43,974,939    11.01%
Total deposits                      36,874,787    40,198,996     9.01%
Stockholders' equity                 3,941,855     4,176,724     5.96%

Financial ratios:
Return on average assets (4)              1.78%         1.52%
Return on average stockholders'
 equity (4)                              19.82%        17.82%
Efficiency ratio (5)                     55.72%        60.69%
Net interest margin (1)                   4.07%         4.14%
Dividend payout ratio                    25.48%        30.43%
Tangible equity ratio                     7.88%         7.41%
Tier 1 risk-based capital ratio (6)      10.46%         8.88%
Total risk-based capital ratio (6)       13.07%        11.01%
Leverage ratio (6)                        8.36%         7.77%
Allowance for credit losses to
 total loans (7)                          1.82%         1.47%
Allowance for credit losses to
 nonaccrual loans (7)                   281.60%       721.05%
Net loans charged off to average
 total loans (4)                          0.17%       (0.04%)
Nonperforming assets to total
 loans, foreclosed assets, and
 distressed loans held for sale           0.67%         0.21%
Nonperforming assets to total
 assets                                   0.40%         0.13%

On an Operating Earnings Basis :
---------------------------------
Selected financial data on an operating earnings basis
 (see bottom of  exhibit 6 for non-recurring items):
Operating earnings per common
 share (basic)                    $       2.21  $       2.53
Operating earnings per common
 share (diluted)                  $       2.17  $       2.49
Operating return on average
 assets (3)                               1.50%         1.52%
Operating return on average
 stockholders' equity (3)                16.64%        17.82%
Operating efficiency ratio (4)           60.28%        60.69%
Operating dividend payout ratio          30.32%        30.43%
---------------------------------- ------------- -------------

(1) Taxable-equivalent basis.

(2) Included in noninterest expense at June 30, 2005 was a $1 million reversal of losses on off-balance sheet commitments.

(3) Dividends per share reflect dividends declared on UnionBanCal
    Corporation's common stock outstanding as of the declaration date.

(4) Annualized.

(5) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income) and the (reversal of) provision for losses on off-balance sheet commitments, as a percentage of net interest income (taxable-equivalent basis) and noninterest income.

(6) Estimated as of June 30, 2005.

(7) The allowance for credit losses ratios include the allowance for loan losses and losses on off-balance sheet commitments.

nm = not meaningful


                               Exhibit 3

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)

                     On a Reported Earnings Basis
                     ----------------------------


                 For the Three Months Ended   For the Six Months Ended
                 ---------------------------  ------------------------
(Amounts in
 thousands,
 except per       June 30,  March 31,  June 30,         June 30,
share data)         2004       2005      2005        2004       2005
--------------   ----------- --------- ---------  --------- ----------
Interest Income
   Loans           $328,647  $416,259  $452,142  $664,258    $868,401
   Securities       108,570   101,264   103,019   214,898     204,283
   Interest
    bearing
    deposits in
    banks             1,121     2,102     1,892     2,029       3,994
   Federal funds
    sold and
    securities
    purchased
    under resale
    agreements        2,928     2,373     5,256     4,887       7,629
   Trading account
    assets              883       908     1,049     1,478       1,957
                   --------- --------- --------- ---------  ----------
     Total
      interest
      income        442,149   522,906   563,358   887,550   1,086,264
                   --------- --------- --------- ---------  ----------

Interest Expense
   Domestic
    deposits         32,123    54,562    64,792    65,733     119,354
   Foreign
    deposits          2,761     6,176     8,154     4,893      14,330
   Federal funds
    purchased and
    securities
    sold under
    repurchase
    agreements          552     7,455     8,217     1,233      15,672
   Commercial
    paper             1,051     4,560     7,807     2,186      12,367
   Medium and
    long-term
    debt              3,693     6,532     7,459     6,832      13,991
   Trust notes          130       238       238     2,311         476
   Other borrowed
    funds             1,178     1,529     1,817     2,478       3,346
                   --------- --------- --------- ---------  ----------
     Total
      interest
      expense        41,488    81,052    98,484    85,666     179,536
                   --------- --------- --------- ---------  ----------

Net Interest
 Income             400,661   441,854   464,874   801,884     906,728
   Reversal of
    allowance for
    loan
    losses (1)      (10,000)   (8,000)  (11,000)  (15,000)    (19,000)
                   --------- --------- --------- ---------  ----------
     Net interest
      income
      after
      reversal of
      allowance
      for loan
      losses        410,661   449,854   475,874   816,884     925,728
                   --------- --------- --------- ---------  ----------

Noninterest Income
   Service charges
    on deposit
    accounts         90,031    80,455    80,757   171,127     161,212
   Trust and
    investment
    management
    fees             36,788    41,963    41,590    72,610      83,553
   Insurance
    commissions      18,652    22,017    19,340    40,387      41,357
   International
    commissions
    and fees         18,102    17,674    18,326    35,647      36,000
   Merchant
    banking fees      7,714     6,266    18,114    15,181      24,380
   Foreign
    exchange
    gains, net        8,294     8,940     9,296    16,638      18,236
   Brokerage
    commissions
    and fees          8,023     8,972     8,605    16,320      17,577
   Card
    processing
    fees, net        15,456     5,607     6,464    24,248      12,071
   Securities
    gains
    (losses), net        (4)      344   (13,313)    1,618     (12,969)
   Other            127,954    30,523    32,171   148,439      62,694
                   --------- --------- --------- ---------  ----------
     Total
      noninterest
      income        331,010   222,761   221,350   542,215     444,111
                   --------- --------- --------- ---------  ----------

Noninterest
 Expense
   Salaries and
    employee
    benefits        217,597   239,480   241,653   437,020     481,133
   Net occupancy     32,173    33,525    34,681    63,755      68,206
   Outside
    services         17,406    21,896    27,320    33,865      49,216
   Equipment         16,883    17,733    17,292    34,154      35,025
   Professional
    services         10,290    13,710    20,682    21,593      34,392
   Software          12,908    14,628    15,617    25,903      30,245
   Communications    11,810    11,536    11,067    23,968      22,603
   Foreclosed
    asset
    expense
    (income)             17       406    (2,577)      536      (2,171)
   (Reversal of)
    provision for
    losses on
    off-balance
    sheet
    commitments (1)      --     3,000    (4,000)       --      (1,000)
   Other             57,318    51,553    47,455   108,714      99,008
                   --------- --------- --------- ---------  ----------
     Total
      noninterest
      expense       376,402   407,467   409,190   749,508     816,657
                   --------- --------- --------- ---------  ----------

   Income before
    income taxes    365,269   265,148   288,034   609,591     553,182
   Taxable-
    equivalent
    adjustment          803     1,055     1,018     1,605       2,073
   Income tax
    expense         133,369    82,116    99,834   219,402     181,950

                   --------- --------- --------- ---------  ----------
Net Income         $231,097  $181,977  $187,182  $388,584    $369,159
                   ========= ========= ========= =========  ==========

Net income per
 common share --
 basic                $1.56     $1.24     $1.29     $2.63       $2.53
                   ========= ========= ========= =========  ==========
Net income per
 common share --
 diluted              $1.54     $1.21     $1.27     $2.59       $2.49
                   ========= ========= ========= =========  ==========
Weighted average
 common shares
 outstanding --
 basic              147,687   146,998   144,548   147,544     145,766
                   ========= ========= ========= =========  ==========
Weighted average
 common shares
 outstanding --
 diluted            150,184   149,916   147,222   149,992     148,412
                   ========= ========= ========= =========  ==========


---------------------------------------

(1) Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.


                               Exhibit 4

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)


                 On an Operating Earnings Basis (1)
                 ----------------------------------

                 For the Three Months Ended   For the Six Months Ended
                 ---------------------------- ------------------------
(Amounts in
 thousands,
 except per      June 30,  March 31, June 30,          June 30,
 share data)        2004      2005      2005       2004        2005
                 --------- --------- ---------  ---------   ----------
Interest Income
   Loans         $328,647  $416,259  $452,142   $664,258    $868,401
   Securities     108,570   101,264   103,019    214,898     204,283
   Interest
    bearing
    deposits in
    banks           1,121     2,102     1,892      2,029       3,994
   Federal funds
    sold and
    securities
    purchased
    under resale
    agreements      2,928     2,373     5,256      4,887       7,629
   Trading
    account
    assets            883       908     1,049      1,478       1,957
                 --------- --------- ---------  ---------  -----------
      Total
       interest
       income     442,149   522,906   563,358    887,550   1,086,264
                 --------- --------- ---------  ---------  -----------

Interest Expense
   Domestic
    deposits       32,123    54,562    64,792     65,733     119,354
   Foreign
    deposits        2,761     6,176     8,154      4,893      14,330
   Federal funds
    purchased and
    securities
    sold under
    repurchase
    agreements        552     7,455     8,217      1,233      15,672
   Commercial
    paper           1,051     4,560     7,807      2,186      12,367
   Medium and
    long-term
    debt            3,693     6,532     7,459      6,832      13,991
   Trust notes        130       238       238      2,311         476
   Other borrowed
    funds           1,178     1,529     1,817      2,478       3,346
                 --------- --------- ---------  ---------  -----------
      Total
       interest
       expense     41,488    81,052    98,484     85,666     179,536
                 --------- --------- ---------  ---------  -----------

Net Interest
 Income           400,661   441,854   464,874    801,884     906,728
   Reversal of
    allowance for
    loan
    losses (2)    (10,000)   (8,000)  (11,000)   (15,000)    (19,000)
                 --------- --------- ---------  ---------  -----------
      Net
       interest
       income
       after
       reversal of
       allowance
       for loan
       losses     410,661   449,854   475,874    816,884     925,728
                 --------- --------- ---------  ---------  -----------

Noninterest
 Income
   Service
    charges on
    deposit
    accounts       90,031    80,455    80,757    171,127     161,212
   Trust and
    investment
    management
    fees           36,788    41,963    41,590     72,610      83,553
   Insurance
    commissions    18,652    22,017    19,340     40,387      41,357
   International
    commissions
    and fees       18,102    17,674    18,326     35,647      36,000
   Merchant
    banking fees    7,714     6,266    18,114     15,181      24,380
   Foreign
    exchange
    gains, net      8,294     8,940     9,296     16,638      18,236
   Brokerage
    commissions
    and fees        8,023     8,972     8,605     16,320      17,577
   Card
    processing
    fees, net      15,456     5,607     6,464     24,248      12,071
   Securities
    gains
    (losses), net      (4)      344   (13,313)     1,618     (12,969)
   Other           26,419    30,523    32,171     46,904      62,694
                 --------- --------- ---------  ---------  -----------
      Total
       noninterest
       income     229,475   222,761   221,350    440,680     444,111
                 --------- --------- ---------  ---------  -----------

Noninterest
 Expense
   Salaries and
    employee
    benefits      217,597   239,480   241,653    437,020     481,133
   Net occupancy   32,173    33,525    34,681     63,755      68,206
   Outside
    services       17,406    21,896    27,320     33,865      49,216
   Equipment       16,883    17,733    17,292     34,154      35,025
   Professional
    services       10,290    13,710    20,682     21,593      34,392
   Software        12,908    14,628    15,617     25,903      30,245
    Communications 11,810    11,536    11,067     23,968      22,603
   Foreclosed
    asset expense
    (income)           17       406    (2,577)       536      (2,171)
    (Reversal of)
    provision for
    losses on
    off-balance
    sheet
    commitments
    (2)                --     3,000    (4,000)        --      (1,000)
   Other           57,318    51,553    47,455    108,714      99,008
                 --------- --------- ---------  ---------  -----------
      Total
       noninterest
       expense    376,402   407,467   409,190    749,508     816,657
                 --------- --------- ---------  ---------  -----------

   Income before
    income taxes  263,734   265,148   288,034    508,056     553,182
   Taxable-
    equivalent
    adjustment        803     1,055     1,018      1,605       2,073
   Income tax
    expense        94,345    82,116    99,834    180,378     181,950
                 --------- --------- ---------  ---------  -----------
Net Income       $168,586  $181,977  $187,182   $326,073    $369,159
                 ========= ========= =========  =========  ===========

Net income per
 common share --
 basic              $1.14     $1.24     $1.29      $2.21       $2.53
                 ========= ========= =========  =========  ===========
Net income per
 common share --
 diluted            $1.12     $1.21     $1.27      $2.17       $2.49
                 ========= ========= =========  =========  ===========
Weighted average
 common shares
 outstanding
 -- basic         147,687   146,998   144,548    147,544     145,766
                 ========= ========= =========  =========  ===========
Weighted average
 common shares
 outstanding --
 diluted          150,184   149,916   147,222    149,992     148,412
                 ========= ========= =========  =========  ===========


---------------------------------------

(1) See exhibits 5 and 6 for reconciliation of 'reported earnings' to 'operating earnings'.

(2) Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.


                               Exhibit 5

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings
        ------------------------------------------------------

                                       For the Three Months Ended
                                   -----------------------------------
                                            June 30, 2004
                                   -----------------------------------
                                                   Non-
(Amounts in thousands, except per    Reported   recurring   Operating
 share data)                                      Items
---------------------------------- ------------- ---------- ----------

Net Interest Income                    $400,661  $       -  $400,661
   Reversal of allowance for loan
    losses                              (10,000)         -   (10,000)
                                        --------  ---------  --------
    Net interest income after
     reversal of allowance for loan
     losses                             410,661          -   410,661
                                        --------  ---------  --------

Noninterest Income
   Other (1)(2)                         127,954   (101,535)   26,419
   All other (no adjustments)           203,056          -   203,056
                                        --------  ---------  --------
    Total noninterest income            331,010   (101,535)  229,475
                                        --------  ---------  --------

Noninterest Expense
   All other (no adjustments)           376,402          -   376,402
                                        --------  ---------  --------
    Total noninterest expense           376,402          -   376,402
                                        --------  ---------  --------

   Income before income taxes           365,269   (101,535)  263,734
   Taxable-equivalent adjustment            803          -       803
   Income tax expense (3)               133,369    (39,024)   94,345

                                        --------  ---------  --------
Net Income/Operating Earnings          $231,097  $ (62,511) $168,586
                                        ========  =========  ========

Net income/Operating earnings per
 common share - basic                  $   1.56  $   (0.42) $   1.14
                                        ========  =========  ========
Net income/Operating earnings per
 common share - diluted                $   1.54  $   (0.42) $   1.12
                                        ========  =========  ========
Weighted average common shares
 outstanding - basic                    147,687              147,687
                                        ========             ========
Weighted average common shares
 outstanding - diluted                  150,184              150,184
                                        ========             ========




Reported Net Income                    $231,097
                                        -----------------------------

Non-recurring Items

(1) Gain on sale of real property
    (2nd quarter 2004)                   (8,535)

(2) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)        (93,000)

(3) Tax impact of items listed
    above (1)(2)                         39,024
                                        -----------------------------

Net Operating Earnings                 $168,586
                                        =============================



                                       For the Three Months Ended
                                   -----------------------------------
                                             March 31, 2005
                                   -----------------------------------
                                                   Non-
(Amounts in thousands, except per     Reported  recurring   Operating
 share data)                                      Items
---------------------------------- ------------- ---------- ----------

Net Interest Income                    $441,854  $       -  $441,854
   Reversal of allowance for loan
    losses                               (8,000)         -    (8,000)
                                        --------  ---------  --------
    Net interest income after
     reversal of allowance for loan
     losses                             449,854          -   449,854
                                        --------  ---------  --------

Noninterest Income
   Other (1)(2)                          30,523          -    30,523
   All other (no adjustments)           192,238          -   192,238
                                        --------  ---------  --------
    Total noninterest income            222,761          -   222,761
                                        --------  ---------  --------

Noninterest Expense
   All other (no adjustments)           407,467          -   407,467
                                        --------  ---------  --------
    Total noninterest expense           407,467          -   407,467
                                        --------  ---------  --------

   Income before income taxes           265,148          -   265,148
   Taxable-equivalent adjustment          1,055          -     1,055
   Income tax expense (3)                82,116          -    82,116

                                        --------  ---------  --------
Net Income/Operating Earnings          $181,977  $       -  $181,977
                                        ========  =========  ========

Net income/Operating earnings per
 common share - basic                  $   1.24  $       -  $   1.24
                                        ========  =========  ========
Net income/Operating earnings per
 common share - diluted                $   1.21  $       -  $   1.21
                                        ========  =========  ========
Weighted average common shares
 outstanding - basic                    146,998              146,998
                                        ========             ========
Weighted average common shares
 outstanding - diluted                  149,916              149,916
                                        ========             ========




Reported Net Income                    $181,977
                                        -----------------------------

Non-recurring Items

(1) Gain on sale of real property
    (2nd quarter 2004)                        -

(2) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)              -

(3) Tax impact of items listed
    above (1)(2)                              -
                                        -----------------------------

Net Operating Earnings                 $181,977
                                        =============================



                                       For the Three Months Ended
                                   -----------------------------------
                                              June 30, 2005
                                   -----------------------------------
                                                   Non-
(Amounts in thousands, except per     Reported  recurring   Operating
 share data)                                      Items
---------------------------------- ------------- ---------- ----------

Net Interest Income                    $464,874  $       -  $464,874
   Reversal of allowance for loan
    losses                              (11,000)         -   (11,000)
                                        --------  ---------  --------
    Net interest income after
     reversal of allowance for loan
     losses                             475,874          -   475,874
                                        --------  ---------  --------

Noninterest Income
   Other (1)(2)                          32,171          -    32,171
   All other (no adjustments)           189,179          -   189,179
                                        --------  ---------  --------
    Total noninterest income            221,350          -   221,350
                                        --------  ---------  --------

Noninterest Expense
   All other (no adjustments)           409,190          -   409,190
                                        --------  ---------  --------
    Total noninterest expense           409,190          -   409,190
                                        --------  ---------  --------

   Income before income taxes           288,034          -   288,034
   Taxable-equivalent adjustment          1,018          -     1,018
   Income tax expense (3)                99,834          -    99,834

                                        --------  ---------  --------
Net Income/Operating Earnings          $187,182  $       -  $187,182
                                        ========  =========  ========

Net income/Operating earnings per
 common share - basic                  $   1.29  $       -  $   1.29
                                        ========  =========  ========
Net income/Operating earnings per
 common share - diluted                $   1.27  $       -  $   1.27
                                        ========  =========  ========
Weighted average common shares
 outstanding - basic                    144,548              144,548
                                        ========             ========
Weighted average common shares
 outstanding - diluted                  147,222              147,222
                                        ========             ========




Reported Net Income                    $187,182
                                        -----------------------------

Non-recurring Items

(1) Gain on sale of real property
    (2nd quarter 2004)                        -

(2) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)              -

(3) Tax impact of items listed
    above (1)(2)                              -
                                        -----------------------------

Net Operating Earnings                 $187,182
                                        =============================


                               Exhibit 6

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings
        ------------------------------------------------------

                                          For the Six Months Ended
                                      --------------------------------
                                              June 30, 2004
                                      --------------------------------
                                                   Non-
(Amounts in thousands, except per     Reported  recurring   Operating
 share data)                                      Items
------------------------------------- ---------- ---------- ---------

Net Interest Income                    $801,884  $       -  $801,884
   Reversal of allowance for loan
    losses                              (15,000)         -   (15,000)
                                        --------  ---------  --------
    Net interest income after reversal
     of allowance for loan losses       816,884          -   816,884
                                        --------  ---------  --------

Noninterest Income
   Other (1)(2)                         148,439   (101,535)   46,904
   All other (no adjustments)           393,776          -   393,776
                                        --------  ---------  --------
    Total noninterest income            542,215   (101,535)  440,680
                                        --------  ---------  --------

Noninterest Expense
   All other (no adjustments)           749,508          -   749,508
                                        --------  ---------  --------
    Total noninterest expense           749,508          -   749,508
                                        --------  ---------  --------
   Income before income taxes           609,591   (101,535)  508,056
   Taxable-equivalent adjustment          1,605          -     1,605
   Income tax expense (3)               219,402    (39,024)  180,378

                                        --------  ---------  --------
Net Income/Operating Earnings          $388,584  $ (62,511) $326,073
                                        ========  =========  ========

Net income/Operating earnings per
 common share - basic                  $   2.63  $   (0.42) $   2.21
                                        ========  =========  ========
Net income/Operating earnings per
 common share - diluted                $   2.59  $   (0.42) $   2.17
                                        ========  =========  ========
Weighted average common shares
 outstanding - basic                    147,544              147,544
                                        ========             ========
Weighted average common shares
 outstanding - diluted                  149,992              149,992
                                        ========             ========




Reported Net Income                    $388,584
                                        -----------------------------

Non-recurring Items

(1) Gain on sale of real property
    (2nd quarter 2004)                   (8,535)

(2) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)        (93,000)

(3) Tax impact of items listed
    above (1)(2)                         39,024

                                       ------------------------------
Net Operating Earnings                 $326,073
                                       ==============================



                                         For the Six Months Ended
                                      --------------------------------
                                              June 30, 2005
                                      --------------------------------
                                                   Non-
(Amounts in thousands, except per     Reported  recurring   Operating
 share data)                                      Items
------------------------------------- ---------- ---------- ---------

Net Interest Income                    $906,728  $       -  $906,728
   Reversal of allowance for loan
    losses                              (19,000)         -   (19,000)
                                        --------  ---------  --------
    Net interest income after reversal
     of allowance for loan losses       925,728          -   925,728
                                        --------  ---------  --------

Noninterest Income
   Other (1)(2)                          62,694          -    62,694
   All other (no adjustments)           381,417          -   381,417
                                        --------  ---------  --------
    Total noninterest income            444,111          -   444,111
                                        --------  ---------  --------

Noninterest Expense
   All other (no adjustments)           816,657          -   816,657
                                        --------  ---------  --------
    Total noninterest expense           816,657          -   816,657
                                        --------  ---------  --------
   Income before income taxes           553,182          -   553,182
   Taxable-equivalent adjustment          2,073          -     2,073
   Income tax expense (3)               181,950          -   181,950

                                        --------  ---------  --------
Net Income/Operating Earnings          $369,159  $       -  $369,159
                                        ========  =========  ========

Net income/Operating earnings per
 common share - basic                  $   2.53  $       -  $   2.53
                                        ========  =========  ========
Net income/Operating earnings per
 common share - diluted                $   2.49  $       -  $   2.49
                                        ========  =========  ========
Weighted average common shares
 outstanding - basic                    145,766              145,766
                                        ========             ========
Weighted average common shares
 outstanding - diluted                  148,412              148,412
                                        ========             ========




Reported Net Income                   $ 369,159
                                        -----------------------------

Non-recurring Items
(1) Gain on sale of real property
    (2nd quarter 2004)                        -

(2) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)              -

(3) Tax impact of items listed
    above (1)(2)                              -

                                        -----------------------------
Net Operating Earnings                $ 369,159
                                       ==============================


                               Exhibit 7

               UnionBanCal Corporation and Subsidiaries
                      Consolidated Balance Sheets


                                (Unaudited)               (Unaudited)
                                  June 30,   December 31,   June 30,
(Dollars in thousands)              2004         2004         2005
-------------------------------  -----------  -----------  -----------
Assets
Cash and due from banks         $ 2,287,708  $ 2,111,185  $ 2,339,527
Interest bearing deposits in
 banks                              630,451      491,905      279,555
Federal funds sold and
 securities purchased under
 resale agreements                1,156,650      944,950    2,782,105
                                 -----------  -----------  -----------
    Total cash and cash
     equivalents                  4,074,809    3,548,040    5,401,187
Trading account assets              307,334      236,331      321,134
Securities available for sale:
   Securities pledged as
    collateral                       77,532      144,240      443,717
   Held in portfolio             12,151,635   11,000,754    9,905,235
Loans (net of allowance for
 loan losses: June 30, 2004,
 $501,419; December 31, 2004,
 $407,156; June 30, 2005,
 $394,972)(1)                    27,092,852   30,309,800   32,103,249
Due from customers on
 acceptances                         52,867       55,914       54,189
Premises and equipment, net         502,204      530,431      520,505
Intangible assets                    56,696       61,737       51,766
Goodwill                            315,356      450,961      450,669
Other assets                      1,664,546    1,759,813    1,926,407
                                 -----------  -----------  -----------
    Total assets                $46,295,831  $48,098,021  $51,178,058
                                 ===========  ===========  ===========
Liabilities
Domestic deposits:
   Noninterest bearing          $19,255,245  $19,205,596  $20,730,332
   Interest bearing              17,982,340   19,480,868   20,333,740
Foreign deposits:
   Noninterest bearing              733,394      435,999      383,171
   Interest bearing               1,396,932    1,053,373    1,282,784
                                 -----------  -----------  -----------
    Total deposits               39,367,911   40,175,836   42,730,027
Federal funds purchased and
 securities sold under
 repurchase agreements              294,597      587,249      611,233
Commercial paper                    552,038      824,887    1,102,042
Other borrowed funds                180,426      172,549      132,368
Acceptances outstanding              52,867       55,914       54,189
Other liabilities (1)             1,042,311    1,157,439    1,455,980
Medium and long-term debt           800,988      816,113      821,664
Junior subordinated debt
 payable to subsidiary grantor
 trust                               16,017       15,790       15,564
                                 -----------  -----------  -----------
    Total liabilities            42,307,155   43,805,777   46,923,067
                                 -----------  -----------  -----------

Commitments and contingencies

Stockholders' Equity
Preferred stock:
   Authorized 5,000,000 shares,
    no shares issued or
    outstanding as of
    June 30, 2004, December 31,
    2004, and June 30, 2005               -            -            -
Common stock, par value $1 per
 share at June 30, 2004,
 December 31, 2004 and June
   30, 2005:
   Authorized 300,000,000
    shares, issued 149,126,860
    shares as of June 30, 2004,
    152,191,818 shares as of
    December 31, 2004, and
    153,581,401 shares as of
    June 30, 2005                   149,127      152,192      153,581
Additional paid-in capital          712,255      881,928      948,611
Treasury stock - 1,281,700
 shares as of June 30, 2004,
 3,831,900 shares as of
 December 31, 2004 and
 9,375,943 shares as of
 June 30, 2005                      (68,557)    (223,361)    (552,786)
Retained earnings                 3,289,676    3,526,312    3,774,097
Accumulated other comprehensive
 loss                               (93,825)     (44,827)     (68,512)
                                 -----------  -----------  -----------
    Total stockholders' equity    3,988,676    4,292,244    4,254,991
                                 -----------  -----------  -----------
    Total liabilities and
     stockholders' equity       $46,295,831  $48,098,021  $51,178,058
                                 ===========  ===========  ===========

------------------------------

(1) On December 31, 2004, UnionBanCal Corporation transferred the allowance related to off-balance sheet commitments of $83 million from allowance for loan losses to other liabilities. At June 30, 2005, the allowance related to off-balance sheet commitments was $82 million. Periods prior to December 31, 2004 have not been restated.


                               Exhibit 8

               UnionBanCal Corporation and Subsidiaries
                           Loans (Unaudited)

                                                    Percent Change to
                              Three Months Ended    June 30, 2005 from
                          -------------------------- -----------------
                             June   March     June      June     March
                              30,     31,      30,       30,      31,
(Dollars in millions)        2004    2005     2005      2004     2005
-------------------------  -------  -------  ------- --------- -------

Loans (period average)
  Commercial, financial
   and industrial        $ 9,107  $10,140  $10,383     14.01%    2.40%
  Construction             1,060    1,114    1,244     17.36%   11.67%
  Mortgage - Commercial    4,333    5,420    5,451     25.80%    0.57%
  Mortgage - Residential   7,730    9,830   10,290     33.12%    4.68%
  Consumer                 2,117    2,372    2,434     14.97%    2.61%
  Lease financing            617      603      594    (3.73%)  (1.49%)
  Loans originated in
   foreign branches        1,871    1,781    1,811    (3.21%)    1.68%
                          -------  -------  -------

  Total loans held to
   maturity              $26,835  $31,260  $32,207     20.02%    3.03%
  Total loans held for
   sale                        4       43       17      nm    (60.47%)
                          -------  -------  -------

  Total loans            $26,839  $31,303  $32,224     20.06%    2.94%
                          =======  =======  =======

Nonperforming assets
(period end)
  Nonaccrual loans:
  Commercial, financial
   and industrial        $   111  $    36  $    36   (67.57%)    0.00%
  Construction                 5        1        1   (80.00%)    0.00%
  Mortgage - Commercial       23       10       11   (52.17%)   10.00%
  Lease                       37       55       18   (51.35%) (67.27%)
  Foreign                      2        -        -  (100.00%)       -
                          -------  -------  -------

          Total
           nonaccrual
           loans             178      102       66   (62.92%) (35.29%)
  Foreclosed assets            6        5        3   (50.00%) (40.00%)
                          -------  -------  -------

          Total
           nonperforming
           assets        $   184  $   107  $    69   (62.50%) (35.51%)
                          =======  =======  =======

  Loans 90 days or more
   past due and still
   accruing              $    10  $     4  $     4   (60.00%)    0.00%
                          =======  =======  =======

Analysis of Allowance for
 Credit Losses
  Beginning balance      $   521  $   407  $   404

  Reversal of allowance
   for loan losses           (10)      (8)     (11)
  Foreign translation
   adjustment and other
   net additions
   (deductions) (1)            -        -        -

  Loans charged off:
  Commercial, financial
   and industrial            (21)     (13)     (10)
  Construction                 -        -        -
  Real estate                  -       (1)       -
  Consumer                    (1)      (1)      (1)
  Lease financing             (2)       -        -
  Loans originated in
   foreign branches            -        -        -
                          -------  -------  -------
  Total loans charged off    (24)     (15)     (11)
                          -------  -------  -------

  Loans recovered:
  Commercial, financial
   and industrial             12       20       12
  Mortgage - Commercial        2        -        -
  Consumer                     -        -        1
  Lease financing              -        -        -
                          -------  -------  -------
  Total loans recovered       14       20       13
                          -------  -------  -------
          Net loans
           (charged-off)
           recovered         (10)       5        2
                          -------  -------  -------

  Ending balance of
   allowance for loan
   losses                $   501  $   404  $   395
  Allowance for off-
   balance sheet
   commitment losses (1)       -       86       82
                          -------  -------  -------

  Allowance for credit
   losses                $   501  $   490  $   477
                          =======  =======  =======

------------------------

(1) On December 31, 2004, UnionBanCal Corporation transferred the allowance related to off-balance sheet commitments of $83 million from allowance for loan losses to other liabilities. At March 31, 2005 and June 30, 2005, the allowance related to off-balance sheet commitments was $86 million and $82 million, respectively. Periods prior to December 31, 2004 have not been restated.

nm = not meaningful


                               Exhibit 9

               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)


                                         For the Three Months Ended
                                       -------------------------------
                                               June 30, 2004
                                       -------------------------------
                                                     Interest  Average
                                         Average     Income/   Yield/
(Dollars in thousands)                   Balance     Expense   Rate
                                                       (1)     (1)(2)
-----------------------------          ------------ ------------------
Assets
Loans: (3)
   Domestic                            $24,967,825  $319,829   5.14 %
   Foreign (4)                           1,870,797     8,818   1.90
Securities - taxable                    11,696,096   107,146   3.66
Securities - tax-exempt                     69,654     1,424   8.18
Interest bearing deposits in banks         280,892     1,121   1.61
Federal funds sold and securities
   purchased under resale agreements     1,143,901     2,928   1.03
Trading account assets                     321,851       883   1.10
                                        -----------  --------
    Total earning assets                40,351,016   442,149   4.40
                                                     --------
Allowance for loan losses (5)             (525,435)
Cash and due from banks                  2,233,586
Premises and equipment, net                514,122
Other assets                             2,038,062
                                        -----------
    Total assets                       $44,611,351
                                        ===========
Liabilities
Domestic deposits:
   Interest bearing                    $11,498,694    16,198   0.57
   Savings and consumer time             4,225,435     8,540   0.81
   Large time                            2,298,403     7,385   1.29
Foreign deposits (4)                     1,476,095     2,761   0.75
                                        -----------  --------
    Total interest bearing deposits     19,498,627    34,884   0.72
                                        -----------  --------
Federal funds purchased and securities
   sold under repurchase agreements        344,416       552   0.64
Commercial paper                           517,333     1,051   0.82
Other borrowed funds                       176,449     1,178   2.69
Medium and long-term debt                  819,595     3,693   1.81
Trust notes                                 16,119       130   3.23
                                        -----------  --------
    Total borrowed funds                 1,873,912     6,604   1.42
                                        -----------  --------
    Total interest bearing liabilities  21,372,539    41,488   0.78
                                                     --------
Noninterest bearing deposits            18,311,421
Other liabilities (5)                      993,603
                                        -----------
    Total liabilities                   40,677,563
Stockholders' Equity
Common equity                            3,933,788
                                        -----------
    Total stockholders' equity           3,933,788
                                        -----------
    Total liabilities and stockholders'
        equity                         $44,611,351
                                        ===========
Net interest income/margin
    (taxable-equivalent basis)                       400,661   3.98 %
Less: taxable-equivalent adjustment                      803
                                                     --------
    Net interest income                             $399,858
                                                     ========




                                         For the Three Months Ended
                                       -------------------------------
                                               March 31, 2005
                                       -------------------------------
                                                     Interest  Average
                                         Average     Income/   Yield/
(Dollars in thousands)                   Balance     Expense   Rate
                                                        (1)    (1)(2)
---------------------------------      ------------ ------------------
Assets
Loans: (3)
   Domestic                            $29,521,537  $402,626   5.51 %
   Foreign (4)                           1,781,242    13,633   3.10
Securities - taxable                    11,123,106    99,939   3.59
Securities - tax-exempt                     67,144     1,325   7.89
Interest bearing deposits in banks         359,399     2,102   2.37
Federal funds sold and securities
   purchased under resale agreements       377,291     2,373   2.55
Trading account assets                     231,680       908   1.59
                                        -----------  --------
    Total earning assets                43,461,399   522,906   4.85
                                                     --------
Allowance for loan losses (5)             (411,439)
Cash and due from banks                  2,294,369
Premises and equipment, net                528,132
Other assets                             2,405,264
                                        -----------
    Total assets                       $48,277,725
                                        ===========
Liabilities
Domestic deposits:
   Interest bearing                    $12,255,221    25,468   0.84
   Savings and consumer time             4,778,965    13,047   1.11
   Large time                            2,765,524    16,047   2.35
Foreign deposits (4)                     1,174,814     6,176   2.13
                                        -----------  --------
    Total interest bearing deposits     20,974,524    60,738   1.17
                                        -----------  --------
Federal funds purchased and securities
   sold under repurchase agreements      1,279,862     7,455   2.36
Commercial paper                           865,460     4,560   2.14
Other borrowed funds                       180,541     1,529   3.44
Medium and long-term debt                  808,846     6,532   3.27
Trust notes                                 15,733       238   6.06
                                        -----------  --------
    Total borrowed funds                 3,150,442    20,314   2.61
                                        -----------  --------
    Total interest bearing liabilities  24,124,966    81,052   1.36
                                                     --------
Noninterest bearing deposits            18,694,308
Other liabilities (5)                    1,249,801
                                        -----------
    Total liabilities                   44,069,075
Stockholders' Equity
Common equity                            4,208,650
                                        -----------
    Total stockholders' equity           4,208,650
                                        -----------
    Total liabilities and stockholders'
        equity                         $48,277,725
                                        ===========
Net interest income/margin
    (taxable-equivalent basis)                       441,854   4.09 %
Less: taxable-equivalent adjustment                    1,055
                                                     --------
    Net interest income                             $440,799
                                                     ========



                                         For the Three Months Ended
                                       ------------------------------
                                                June 30, 2005
                                       ------------------------------
                                                     Interest  Average
                                         Average     Income/   Yield/
(Dollars in thousands)                   Balance     Expense   Rate
                                                       (1)     (1)(2)
----------------------------------     ------------ ------------------
Assets
Loans: (3)
   Domestic                            $30,412,677  $436,339    5.75 %
   Foreign (4)                           1,811,314    15,803    3.50
Securities - taxable                    10,964,803   101,672    3.71
Securities - tax-exempt                     66,207     1,347    8.14
Interest bearing deposits in banks         275,472     1,892    2.75
Federal funds sold and securities
   purchased under resale agreements       696,177     5,256    3.03
Trading account assets                     256,183     1,049    1.64
                                        -----------  --------
    Total earning assets                44,482,833   563,358    5.07
                                                     --------
Allowance for loan losses (5)             (402,207)
Cash and due from banks                  2,404,587
Premises and equipment, net                524,941
Other assets                             2,455,080
                                        -----------
    Total assets                       $49,465,234
                                        ===========
Liabilities
Domestic deposits:
   Interest bearing                    $12,462,267    32,055    1.03
   Savings and consumer time             4,704,180    14,132    1.20
   Large time                            3,029,992    18,605    2.46
Foreign deposits (4)                     1,193,958     8,154    2.74
                                        -----------  --------
    Total interest bearing deposits     21,390,397    72,946    1.37
                                        -----------  --------
Federal funds purchased and securities
   sold under repurchase agreements      1,160,373     8,217    2.84
Commercial paper                         1,158,630     7,807    2.70
Other borrowed funds                       197,918     1,817    3.68
Medium and long-term debt                  799,514     7,459    3.74
Trust notes                                 15,619       238    6.10
                                        -----------  --------
    Total borrowed funds                 3,332,054    25,538    3.07
                                        -----------  --------
    Total interest bearing liabilities  24,722,451    98,484    1.60
                                                     --------
Noninterest bearing deposits            19,332,936
Other liabilities (5)                    1,264,697
                                        -----------
    Total liabilities                   45,320,084
Stockholders' Equity
Common equity                            4,145,150
                                        -----------
    Total stockholders' equity           4,145,150
                                        -----------
    Total liabilities and stockholders'
        equity                         $49,465,234
                                        ===========
Net interest income/margin
    (taxable-equivalent basis)                       464,874    4.18 %
Less: taxable-equivalent adjustment                    1,018
                                                     --------
    Net interest income                             $463,856
                                                     ========

-----------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2) Annualized.

(3) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(4) Foreign loans and deposits are those loans and deposits originated in foreign branches.

(5) The average allowance related to off-balance sheet commitments was included in other liabilities for the quarters ended March 31, 2005 and June 30, 2005. Periods prior to December 31, 2004 have not been restated.


                              Exhibit 10

               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)


                                         For the Six Months Ended
                                      --------------------------------
                                              June 30, 2004
                                      ------------------------------
                                                   Interest   Average
                                        Average    Income/    Yield/
(Dollars in thousands)                  Balance    Expense    Rate
                                                     (1)      (1)(2)
------------------------------------  ------------ --------- ---------
Assets
Loans: (3)
   Domestic                           $24,750,113  $647,762    5.26 %
   Foreign (4)                          1,740,126    16,496    1.91
Securities - taxable                   11,546,375   212,139    3.67
Securities - tax-exempt                    67,733     2,759    8.15
Interest bearing deposits in banks        244,373     2,029    1.67
Federal funds sold and securities
   purchased under resale agreements      965,448     4,887    1.02
Trading account assets                    299,454     1,478    0.99
                                       -----------  --------
    Total earning assets               39,613,622   887,550    4.50
                                                    --------
Allowance for loan losses (5)            (529,803)
Cash and due from banks                 2,254,820
Premises and equipment, net               517,042
Other assets                            1,975,585
                                       -----------
    Total assets                      $43,831,266
                                       ===========
Liabilities
Domestic deposits:
   Interest bearing                   $11,444,746    32,755    0.58
   Savings and consumer time            4,181,065    17,258    0.83
   Large time                           2,365,502    15,720    1.34
Foreign deposits (4)                    1,351,457     4,893    0.73
                                       -----------  --------
    Total interest bearing deposits    19,342,770    70,626    0.73
                                       -----------  --------
Federal funds purchased and
 securities
   sold under repurchase agreements       369,941     1,233    0.67
Commercial paper                          530,093     2,186    0.83
Other borrowed funds                      182,139     2,478    2.74
Medium and long-term debt                 812,829     6,832    1.69
Trust notes                               109,571     2,311    4.22
                                       -----------  --------
   Total borrowed funds                 2,004,573    15,040    1.51
                                       -----------  --------
   Total interest bearing
    liabilities                        21,347,343    85,666    0.81
                                                    --------
Noninterest bearing deposits           17,532,017
Other liabilities (5)                   1,010,051
                                       -----------
   Total liabilities                   39,889,411
Stockholders' Equity
Common equity                           3,941,855
                                       -----------
   Total stockholders' equity           3,941,855
                                       -----------
   Total liabilities and
    stockholders' equity              $43,831,266
                                       ===========
Net interest income/margin
    (taxable-equivalent basis)                      801,884    4.07 %
Less: taxable-equivalent adjustment                   1,605
                                                    --------
    Net interest income                            $800,279
                                                    ========


                                         For the Six Months Ended
                                     -------------------------------
                                              June 30, 2005
                                     -------------------------------
                                                   Interest    Average
                                       Average     Income/     Yield/
(Dollars in thousands)                 Balance     Expense     Rate
                                                      (1)      (1)(2)
------------------------------------------------- ----------- --------
Assets
Loans: (3)
   Domestic                          $29,969,569  $  838,966    5.63 %
   Foreign (4)                         1,796,361      29,436    3.30
Securities - taxable                  11,043,518     201,611    3.65
Securities - tax-exempt                   66,673       2,672    8.02
Interest bearing deposits in banks       317,204       3,994    2.54
Federal funds sold and securities
   purchased under resale agreements     537,615       7,629    2.86
Trading account assets                   243,999       1,957    1.62
                                      -----------  ----------
    Total earning assets              43,974,939   1,086,265    4.96
                                                   ----------
Allowance for loan losses (5)           (406,798)
Cash and due from banks                2,349,782
Premises and equipment, net              526,528
Other assets                           2,430,310
                                      -----------
    Total assets                     $48,874,761
                                      ===========
Liabilities
Domestic deposits:
   Interest bearing                  $12,359,316      57,523    0.94
   Savings and consumer time           4,741,366      27,180    1.16
   Large time                          2,898,489      34,652    2.41
Foreign deposits (4)                   1,184,439      14,330    2.44
                                      -----------  ----------
    Total interest bearing deposits   21,183,610     133,685    1.27
                                      -----------  ----------
Federal funds purchased and
 securities
   sold under repurchase agreements    1,219,788      15,672    2.59
Commercial paper                       1,012,855      12,367    2.46
Other borrowed funds                     189,278       3,346    3.56
Medium and long-term debt                804,154      13,991    3.51
Trust notes                               15,676         476    6.08
                                      -----------  ----------
   Total borrowed funds                3,241,751      45,852    2.85
                                      -----------  ----------
   Total interest bearing liabilities 24,425,361     179,537    1.48
                                                   ----------
Noninterest bearing deposits          19,015,386
Other liabilities (5)                  1,257,290
                                      -----------
   Total liabilities                  44,698,037
Stockholders' Equity
Common equity                          4,176,724
                                      -----------
   Total stockholders' equity          4,176,724
                                      -----------
   Total liabilities and
    stockholders'
        equity                       $48,874,761
                                      ===========
Net interest income/margin
    (taxable-equivalent basis)                       906,728    4.14 %
Less: taxable-equivalent adjustment                    2,073
                                                   ----------
    Net interest income                           $  904,655
                                                   ==========

-------------------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2) Annualized.

(3) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(4) Foreign loans and deposits are those loans and deposits originated in foreign branches.

(5) The average allowance related to off-balance sheet commitments was included in other liabilities for the quarters ended March 31, 2005 and June 30, 2005. Periods prior to December 31, 2004 have not been restated.


                              Exhibit 11

               UnionBanCal Corporation and Subsidiaries

         On a Reported Earnings Basis (reference to exhibit 3)
         -----------------------------------------------------


                    Noninterest Income (Unaudited)


                                                  Percentage Change to
                   For the Three Months Ended      June 30, 2005 From
                 -------------------------------  -------------------
                    June      March      June        June     March
 (Dollars in         30,       31,        30,         30,       31,
  thousands)        2004       2005       2005        2004     2005
 --------------- ---------  ---------  ---------  ----------  -------
 Service charges
  on deposit
  accounts        $90,031    $80,455    $80,757      (10.30) %  0.38 %
 Trust and
  investment
  management
  fees             36,788     41,963     41,590       13.05    (0.89)
 Insurance
  commissions      18,652     22,017     19,340        3.69   (12.16)
 International
  commissions
  and fees         18,102     17,674     18,326        1.24     3.69
 Merchant
  banking fees      7,714      6,266     18,114          nm       nm
 Foreign
  exchange
  gains, net        8,294      8,940      9,296       12.08     3.98
 Brokerage
  commissions
  and fees          8,023      8,972      8,605        7.25    (4.09)
 Card processing
  fees, net        15,456      5,607      6,464      (58.18)   15.28
 Securities
  gains
  (losses), net        (4)       344    (13,313)         nm       nm
 Gain on sale of
  merchant card
  portfolio        93,000         --         --          nm       --
 Gain on private
  capital
  investments,
  net               4,017      7,935      5,261       30.97   (33.70)
 Other             30,937     22,588     26,910      (13.02)   19.13
                 ---------  ---------  ---------
    Total
     noninterest
     income      $331,010   $222,761   $221,350      (33.13) % (0.63)%
                 =========  =========  =========





                    Noninterest Expense (Unaudited)


                                                  Percentage Change to
                   For the Three Months Ended      June 30, 2005 From
                 -------------------------------  -------------------
                     June      March       June        June     March
 (Dollars in          30,       31,         30,         30,      31,
  thousands)         2004       2005       2005        2004     2005
 --------------- ---------  ---------  ---------  ----------  -------
 Salaries and
  other
  compensation   $174,894   $185,194   $193,256       10.50  %  4.35 %
 Employee
  benefits         42,703     54,286     48,397       13.33   (10.85)
                 ---------  ---------  ---------
    Salaries and
     employee
     benefits     217,597    239,480    241,653       11.06     0.91
 Net occupancy     32,173     33,525     34,681        7.80     3.45
 Outside
  services         17,406     21,896     27,320       56.96    24.77
 Professional
  services         10,290     13,710     20,682      100.99    50.85
 Equipment         16,883     17,733     17,292        2.42    (2.49)
 Software          12,908     14,628     15,617       20.99     6.76
 Communications    11,810     11,536     11,067       (6.29)   (4.07)
 Advertising and
  public
  relations        10,814      7,750      9,022      (16.57)   16.41
 Data processing    8,409      9,090      8,663        3.02    (4.70)
 Intangible
  asset
  amortization      4,485      4,985      4,985       11.15     0.00
 Foreclosed
  asset expense
  (income)             17        406     (2,577)         nm       nm
 (Reversal of)
  provision for
  losses on off-
  balance sheet
  commitments (1)      --      3,000     (4,000)         nm       nm
 Other             33,610     29,728     24,785      (26.26)  (16.63)
                 ---------  ---------  ---------
    Total
     noninterest
     expense     $376,402   $407,467   $409,190        8.71  %  0.42 %
                 =========  =========  =========



---------------------------------------
(1) Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.

nm = not meaningful


                              Exhibit 12

              UnionBanCal Corporation and Subsidiaries

      On an Operating Earnings Basis (reference to exhibit 4) (1)
      ----------------------------------------------------------


                    Noninterest Income (Unaudited)

                                                  Percentage Change to
                      For the Three Months Ended   June 30, 2005 From
                     ---------------------------- --------------------
                         June      March     June     June      March
(Dollars in                30,       31,      30,       30,       31,
 thousands)               2004      2005     2005     2004      2005
 --------------------- --------- --------- --------  -------  -------
 Service charges on
  deposit accounts      $90,031   $80,455   $80,757   (10.30)%  0.38 %
 Trust and investment
  management fees        36,788    41,963    41,590    13.05   (0.89)
 Insurance commissions   18,652    22,017    19,340     3.69  (12.16)
 International
  commissions and fees   18,102    17,674    18,326     1.24    3.69
 Merchant banking fees    7,714     6,266    18,114       nm      nm
 Foreign exchange
  gains, net              8,294     8,940     9,296    12.08    3.98
 Brokerage
  commissions and fees    8,023     8,972     8,605     7.25   (4.09)
 Card processing
  fees, net              15,456     5,607     6,464   (58.18)  15.28
 Securities gains
  (losses), net              (4)      344   (13,313)      nm      nm
 Gain on private
  capital
  investments, net        4,017     7,935     5,261    30.97  (33.70)
 Other                   22,402    22,588    26,910    20.12   19.13
                       --------- --------- ---------
    Total noninterest
     income            $229,475  $222,761  $221,350    (3.54)% (0.63)%
                       ========= ========= =========





                    Noninterest Expense (Unaudited)


                                                  Percentage Change to
                      For the Three Months Ended   June 30, 2005 From
                         June      March     June     June      March
 (Dollars in               30,       31,       30,      30,      31,
  thousands)              2004      2005      2005     2004     2005
 --------------------- --------- --------- ---------  ------- -------
 Salaries and other
  compensation         $174,894  $185,194  $193,256    10.50 %  4.35 %
 Employee benefits       42,703    54,286    48,397    13.33  (10.85)
                       --------- --------- ---------
    Salaries and
     employee
     benefits           217,597   239,480   241,653    11.06    0.91
 Net occupancy           32,173    33,525    34,681     7.80    3.45
 Outside services        17,406    21,896    27,320    56.96   24.77
 Professional services   10,290    13,710    20,682   100.99   50.85
 Equipment               16,883    17,733    17,292     2.42   (2.49)
 Software                12,908    14,628    15,617    20.99    6.76
 Communications          11,810    11,536    11,067    (6.29)  (4.07)
 Advertising and
  public relations       10,814     7,750     9,022   (16.57)  16.41
 Data processing          8,409     9,090     8,663     3.02   (4.70)
 Intangible asset
  amortization            4,485     4,985     4,985    11.15    0.00
 Foreclosed asset
  expense (income)           17       406    (2,577)      nm      nm
 (Reversal of)
  provision for losses
  on off-balance sheet
  commitments (1)            --     3,000    (4,000)      nm      nm
 Other                   33,610    29,728    24,785   (26.26) (16.63)
                       --------- --------- ---------
    Total noninterest
     expense           $376,402  $407,467  $409,190     8.71 %  0.42 %
                       ========= ========= =========



---------------------------------------

(1) See exhibit 5 for reconciliation of 'reported earnings' to 'operating earnings'.

(2) Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.

nm = not meaningful


                              Exhibit 13

               UnionBanCal Corporation and Subsidiaries

         On a Reported Earnings Basis (reference to exhibit 3)
           ------------------------------------------------


                    Noninterest Income (Unaudited)

                                                            Percentage
                                                             Change to
                                       For the Six Months    June 30,
                                               Ended         2005 From
                                      --------------------------------
                                       June 30,   June 30,    June 30,
 (Dollars in thousands)                  2004       2005        2004
 ------------------------------------ ---------- ---------   ---------
 Service charges on deposit
  accounts                             $171,127  $161,212      (5.79)%
 Trust and investment
 management fees                         72,610    83,553      15.07
 Insurance commissions                   40,387    41,357       2.40
 International commissions
  and fees                               35,647    36,000       0.99
 Merchant banking fees                   15,181    24,380      60.60
 Foreign exchange gains, net             16,638    18,236       9.60
 Brokerage commissions and fees          16,320    17,577       7.70
 Card processing fees, net               24,248    12,071     (50.22)
 Securities gains (losses), net           1,618   (12,969)        nm
 Gain on sale of merchant card
  portfolio                              93,000        --         nm
 Gain on private capital
  investments, net                        7,331    13,196      80.00
 Other                                   48,108    49,498       2.89
                                      ---------- ---------
      Total noninterest income         $542,215  $444,111     (18.09)%
                                      ========== =========





                    Noninterest Expense (Unaudited)

                                                            Percentage
                                                             Change to
                                       For the Six Months    June 30,
                                               Ended         2005 From
                                      --------------------------------
                                       June 30,   June 30,    June 30,
 (Dollars in thousands)                  2004      2005        2004
 ------------------------------------ ---------- ---------   ---------
 Salaries and other compensation       $345,324  $378,450       9.59 %
 Employee benefits                       91,696   102,683      11.98
                                      ---------- ---------
      Salaries and employee benefits    437,020   481,133      10.09
 Net occupancy                           63,755    68,206       6.98
 Outside services                        33,865    49,216      45.33
 Equipment                               34,154    35,025       2.55
 Professional services                   21,593    34,392      59.27
 Software                                25,903    30,245      16.76
 Communications                          23,968    22,603      (5.70)
 Data processing                         16,826    17,752       5.50
 Advertising and public relations        19,541    16,773     (14.17)
 Intangible asset amortization            8,705     9,971      14.54
 Foreclosed asset expense (income)          536    (2,171)        nm
 Reversal of losses on off-balance                                nm
  sheet commitments (1)                      --    (1,000)
 Other                                   63,642    54,512     (14.35)
                                      ---------- ---------
      Total noninterest expense        $749,508  $816,657       8.96 %
                                      ========== =========


-------------------------------------

(1) Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.


nm = not meaningful


                              Exhibit 14

               UnionBanCal Corporation and Subsidiaries

      On an Operating Earnings Basis (reference to exhibit 4) (1)
      -----------------------------------------------------------

                    Noninterest Income (Unaudited)

                                                            Percentage
                                                             Change to
                                       For the Six Months     June 30,
                                              Ended          2005 From
                                      --------------------------------
                                        June 30,  June 30,    June 30,
 (Dollars in thousands)                  2004      2005         2004
 ------------------------------------ ---------- ---------   ---------
 Service charges on deposit
  accounts                             $171,127  $161,212      (5.79)%
 Trust and investment management
  fees                                   72,610    83,553      15.07
 Insurance commissions                   40,387    41,357       2.40
 International commissions and
  fees                                   35,647    36,000       0.99
 Merchant banking fees                   15,181    24,380      60.60
 Foreign exchange gains, net             16,638    18,236       9.60
 Brokerage commissions and fees          16,320    17,577       7.70
 Card processing fees, net               24,248    12,071     (50.22)
 Securities gains (losses), net           1,618   (12,969)        nm
 Gain on private capital
  investments, net                        7,331    13,196      80.00
 Other                                   39,573    49,498      25.08
                                      ---------- ---------
     Total noninterest income          $440,680  $444,111       0.78 %
                                      ========== =========



                    Noninterest Expense (Unaudited)

                                                            Percentage
                                                             Change to
                                       For the Six Months    June 30,
                                               Ended         2005 From
                                      --------------------------------
                                       June 30,   June 30,    June 30,
 (Dollars in thousands)                  2004       2005        2004
 ------------------------------------ ---------- ---------   ---------
 Salaries and other compensation       $345,324  $378,450       9.59 %
 Employee benefits                       91,696   102,683      11.98
                                      ---------- ---------
     Salaries and employee benefits     437,020   481,133      10.09
 Net occupancy                           63,755    68,206       6.98
 Outside services                        33,865    49,216      45.33
 Equipment                               34,154    35,025       2.55
 Professional services                   21,593    34,392      59.27
 Software                                25,903    30,245      16.76
 Communications                          23,968    22,603      (5.70)
 Data processing                         16,826    17,752       5.50
 Advertising and public relations        19,541    16,773     (14.17)
 Intangible asset amortization            8,705     9,971      14.54
 Foreclosed asset expense (income)          536    (2,171)        nm
 Reversal of losses on off-balance
  sheet commitments (2)                      --    (1,000)        nm
 Other                                   63,642    54,512     (14.35)
                                      ---------- ---------
     Total noninterest expense         $749,508  $816,657       8.96 %
                                      ========== =========

---------------------------------------

(1) See exhibit 6 for reconciliation of 'reported earnings' to 'operating earnings'.

(2) Beginning in the quarter ending March 31, 2005, the net change in the allowance for losses on off-balance sheet commitments was recognized separately from the change in the allowance for loan losses. Prior periods have not been restated.

nm = not meaningful

    CONTACT: UnionBanCal Corporation
             John A. Rice, Jr., 415-765-2998 (Investor Relations)
             Stephen L. Johnson, 415-765-3252 (Public Relations)
             Michelle R. Crandall, 415-765-2780 (Investor Relations)